Citigroup Alternative Investments Trust

731 Lexington Avenue, 28th Floor
New York, NY 10022
(212) 559-8580

AMENDMENT DATED APRIL 9, 2008
TO THE REGISTRATION STATEMENT
DATED APRIL 1, 2007

April 9, 2008

Dear Shareholder:

Citigroup Alternative Investments Trust (the “Trust”) is writing to advise you that the Citigroup Alternative Investments Tax Advantaged Short Term Fund (the “Fund”), of which you are a shareholder, is winding down its operations.  After an orderly disposition of the Fund’s assets and satisfaction of outstanding liabilities and expenses, the Fund will dissolve and distribute all remaining cash proceeds to shareholders.  The Fund will endeavor to pay the dissolution proceeds before the conclusion of May 2008.

The decision to dissolve the Fund was made by the Trust’s Board of Trustees at a special meeting of the Board held on April 4, 2008.  At that meeting, the Board reviewed the Fund’s relatively small size (approximately $93 million in net assets as opposed to its target asset size at launch of approximately $500 million) coupled with current adverse market conditions and the Fund’s 2007 and year-to-date 2008 performance, together with a report from the Fund’s investment adviser reflecting the adviser’s belief that these circumstances are expected to continue throughout 2008.  The Board also considered the high levels of shares tendered in the Fund’s recent tender offers.  In light of these factors, the Board of Trustees determined that it was in the best interests of the Fund and its shareholders to cease accepting subscriptions, wind down investment operations and dissolve the Fund.

The Board also determined that it was in the best interests of the Fund and its shareholders to terminate the tender offer where the Fund had proposed to repurchase up to 20% of the Fund’s shares with payment to be made as of May 31, 2008.  As a result, no shares will be repurchased under that tender offer, and the Fund does not expect to make further tender offers.  Accordingly, current shareholders will remain shareholders of the Fund through its dissolution date.

The Fund does not plan to make any further regular dividends or distributions.

Should you have any questions, please contact CAI Investing Services, the Company’s agent for this purpose, at (212) 783-1031.  You may also direct questions to your financial advisor.

Sincerely, Citigroup Alternative Investments Trust